Morrison Health Care, Inc.

  Exhibit 23            Consent of Independent Auditors


  We consent to the incorporation by reference in this Annual Report (Form 10-K) of Morrison Health Care, Inc. and Subsidiaries of our report dated June 19, 1997, included in the 1997 Annual Report to Stockholders of Morrison Health Care, Inc. and Subsidiaries.

  Our audits also included the financial statement schedule of Morrison Health Care, Inc. and Subsidiaries listed in Item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

  We also consent to the incorporation by reference in the Registration Statements of Morrison Health Care, Inc. and Subsidiaries listed below of our report dated June 19, 1997, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedule included in this Annual Report (Form 10-K) of Morrison Health Care, Inc. and Subsidiaries.



    -Registration  Statement No. 333-2098 on Form S-8 dated March 8, 1996 and related Prospectus
    -Registration  Statement No. 333-2100 on Form S-8 dated March 8, 1996 and related Prospectus
    -Registration  Statement No. 333-2102 on Form S-8 dated March 8, 1996 and related Prospectus
    -Registration  Statement No. 333-2104 on Form S-8 dated March 8, 1996 and related Prospectus
    -Registration  Statement No. 333-2106 on Form S-8 dated March 8, 1996 and related Prospectus
    -Registration  Statement No. 333-2108 on Form S-8 dated March 8, 1996 and related Prospectus
    -Registration  Statement No. 333-4504 on Form S-8 dated May 3, 1996 and related Prospectus
    -Registration  Statement No. 333-4508 on Form S-8 dated May 3, 1996 and related Prospectus
    -Registration Statement No. 333-20197 on Form S-8 dated January 22, 1997 and related Prospectus



  /s/Ernst & Young LLP

  August 20, 1997
  Atlanta, Georgia